================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MARKWEST HYDROCARBON, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

[MARKWEST LOGO
 APPEARS HERE]
                                                                  April 30, 1997

Dear Fellow Stockholder:

         This year's Annual Meeting of Stockholders will be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237 on June 6, 1997 at 10:00 a.m., M.D.T. You are cordially invited to attend. The matters to be considered at the meeting are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. The Company's Board of Directors recommends the following actions: (i) the election of management's two nominees to serve as class I directors, (ii) the approval of a proposal to amend the Markwest Hydrocarbon, Inc. 1996 Stock Incentive Plan (the "Stock Incentive Plan") to increase the maximum number of shares of Common Stock underlying awards that may be granted to an eligible person who is an employee of Markwest Hydrocarbon, Inc. (the "Company") at the time of grant from 10,000 shares in any one calendar year to 20,000 shares in any one calendar year and to increase the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 600,000 shares in the aggregate to 850,000 shares in the aggregate, (iii) the approval of a proposal to amend the Markwest Hydrocarbon, Inc. 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") to increase the initial grant under the Non-Employee Director Plan to a newly-appointed, non-employee director of the Company upon the date on which such person first becomes a director of the Company from options to purchase 500 shares of Common Stock to options to purchase 1,000 shares of Common Stock and to provide for a retroactive grant, effective as of the approval of the Non-Employee Director Plan by the Board of Directors on July 31, 1996, of options to purchase 500 shares of Common Stock under the Non-Employee Director Plan, with an exercise price equal to the initial public offering price of $10 per share, to each non-employee director of the Company as of such date, and (iv) the ratification of the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

         To be certain that your shares are voted at the Annual Meeting, whether or not you plan to attend in person, you should sign, date and return the enclosed proxy as soon as possible. Your vote is important.

         At the Annual Meeting, I will review the Company's activities during the past year and its plans for the future. An opportunity will be provided for questions by the stockholders. I hope you will be able to join us.


                                               Sincerely,



                                               John M. Fox
                                               Chairman of the Board,
                                               President and Chief
                                               Executive Officer

                          MARKWEST HYDROCARBON, INC.

                           NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                          TO BE HELD ON JUNE 6, 1997


TO THE STOCKHOLDERS OF MARKWEST HYDROCARBON, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Markwest Hydrocarbon, Inc. (the "Company") will be held at 10:00 a.m., M.D.T., on June 6, 1997, at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, for the following purposes:

          1. To elect two class I directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders occurring in 2000 or until the election and qualification of their respective successors.

          2. To vote upon a proposal to amend the Markwest Hydrocarbon, Inc. 1996 Stock Incentive Plan (the "Stock Incentive Plan"), to (i) increase the maximum number of shares of Common Stock underlying awards that may be granted to an eligible person who is an employee of the Company at the time of grant from 10,000 shares in any one calendar year to 20,000 shares in any one calendar year, and (ii) increase the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 600,000 shares in the aggregate to 850,000 shares in the aggregate.

          3. To vote upon a proposal to amend the Markwest Hydrocarbon, Inc. 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") to (i) increase the initial grant under the Non-Employee Director Plan to a newly-appointed, non-employee director of the Company upon the date on which such person first becomes a director from options to purchase 500 shares of Common Stock to options to purchase 1,000 shares of Common Stock, and
                (ii) provide for a retroactive grant, effective as of the approval of the Non-Employee Director Plan by the Board of Directors on July 31, 1996, of options to purchase 500 shares of Common Stock under the Non-Employee Director Plan, with an exercise price equal to the initial public offering price of $10 per share, to each non-employee director of the Company as of such date.

          4. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

          5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only stockholders of record as of the close of business on such date are entitled to notice of and to vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.


                                       By Order of the Board of Directors,



                                       Brian T. O'Neill
                                       Secretary

Dated:  April 30, 1997



   STOCKHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO DATE AND SIGN THE
           ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE.

                          MARKWEST HYDROCARBON, INC.


                                PROXY STATEMENT

                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 6, 1997


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Markwest Hydrocarbon, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on June 6, 1997, at 10:00 a.m. at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any adjournment thereof. A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the Annual Meeting by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or a duly executed proxy or ballot bearing a later date. Shares represented by a proxy will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the election of the nominees for class I directors named in this Proxy Statement and for the other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to stockholders beginning on or about May 15, 1997 together with the Company's 1996 Annual Report to Stockholders.

         Only stockholders of record at the close of business on April 14, 1997 are entitled to notice of and to vote at the meeting or at any adjournment thereof. As of such date, there were 8,485,000 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. The Company's by-laws provide that the holders of not less than a majority of the shares entitled to vote at any meeting of stockholders, present in person or represented by proxy, shall constitute a quorum.

         The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

         All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

         The Company's principal executive offices are located at 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111.

                             ELECTION OF DIRECTORS

         The business and affairs of the Company are managed under the direction of its Board of Directors, which is comprised of six members. The Board of Directors is divided into three classes and the members of each class are elected to serve a three-year term, with the terms of office of each class ending in successive years.

         The term of the class I directors expires at the Annual Meeting to be held June 6, 1997, and two class I directors will be elected at the Annual Meeting to hold office until the Annual Meeting to be held in the year 2000 or until their respective successors are elected and qualified. Arthur J. Denney and Norman H. Foster are the incumbent class I directors, and Messrs. Denney and Foster are being nominated for election at the Annual Meeting. The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Messrs. Denney and Foster unless otherwise directed. Each of Messrs. Denney and Foster has indicated a willingness to serve, but in case either of them is not a candidate at the Annual Meeting, which is not presently anticipated, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee at their discretion. The terms of the incumbent class II and class III directors expire at the 1998 and 1999 Annual Meetings, respectively.

         Information regarding the directors of the Company is set forth below:


                                           EXPIRATION
         NAME                        AGE    OF TERM
         ----                        ---   ----------
         Arthur J. Denney            48        1997
         Norman H. Foster (1)(2)     62        1997
         Brian T. O'Neill            49        1998
         Barry W. Spector (2)        45        1998
         John M. Fox                 57        1999
         David R. Whitney (1)(2)     44        1999

         ------------------
         (1) Member of the Compensation Committee of the Board of Directors.
         (2) Member of the Audit Committee of the Board of Directors.

         ARTHUR J. DENNEY has been the Company's Vice President of Engineering and Business Development since January 1990 and a member of the Board of Directors since June 1996. Mr. Denney has over 22 years of experience in gas gathering, gas processing and the natural gas liquids ("NGL") business. From 1987 to 1990, Mr. Denney served as Manager of Business Development for Lair Petroleum, Inc. From 1974 to 1987, Mr. Denney was employed by Enron Gas Processing Co. in a variety of positions, including seven years as its Rocky Mountain Regional Manager for business development. Mr. Denney holds a bachelors degree in mechanical engineering and an MBA from the University of Nebraska.

         NORMAN H. FOSTER, PH.D., has been a member of the Board of Directors of the Company since June 1996. Dr. Foster has more than 34 years of experience in oil and natural gas exploration, both domestic and international. Dr. Foster has been an independent geologist since 1979, and has held positions with Sinclair Oil Corporation, Trend Exploration Limited and Filon Exploration Corporation. In 1995, he co-founded Voyager Exploration, Inc., a private exploration and production company for which he serves as President. Dr. Foster holds a bachelors degree in general science and a masters degree in geology from the University of Iowa and a Ph.D. in geology from the University of Kansas.

         BRIAN T. O'NEILL has been the Company's Senior Vice President, Chief Operating Officer and a member of the Board of Directors since its inception in April 1988. Mr. O'Neill has approximately 20 years of experience in NGL and natural gas marketing, and served as a Marketing Manager for Western Gas Resources, Inc., specializing in gas acquisition and sales, new business development and NGL marketing, from 1982 to 1987. Mr. O'Neill holds a bachelors degree in advertising and psychology from the University of Florida and a masters degree in international marketing and finance from the American Graduate School of International Management.

         BARRY W. SPECTOR has been a member of the Board of Directors of the Company since September 1995. Mr. Spector has practiced law as a sole practitioner since 1979. Mr. Spector's practice emphasizes oil and gas law with a particular emphasis in natural gas contracts, interstate and intrastate regulation and marketing. Mr. Spector holds a bachelors degree in biology and a J.D. from the University of Denver.

         JOHN M. FOX has been the Company's President, Chief Executive Officer and a member of the Board of Directors since its inception in April 1988. Mr. Fox was a founder of Western Gas Resources, Inc., a company listed on the New York Stock Exchange, and was its Executive Vice President and Chief Operating Officer from 1972 to 1986. Mr. Fox holds a bachelors degree in engineering from the United States Air Force Academy and an MBA from the University of Denver. Mr. Fox is also a director of Maverick Tube Company, a publicly-held company.

         DAVID R. WHITNEY has been a member of the Board of Directors of the Company since April, 1988. Since 1985, Mr. Whitney has been a Managing Director of Resource Investors Management Company Limited Partnership ("RIMCO"), a full service investment management company specializing in the energy industry and the holder of approximately 2.4% of the Company's shares of Common Stock. Mr. Whitney holds a bachelors degree in economics from the University of Colorado and an MBA from the University of Connecticut.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ELECTION OF MESSRS. DENNEY AND FOSTER. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DENNEY AND FOSTER.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         During the fiscal year ended December 31, 1996, the Board of Directors met two times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

         The Board of Directors of the Company has standing Audit and Compensation Committees which have a current membership as indicated above. The Board of Directors has no standing nominating committee.

         The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1996 Stock Incentive Plan (the "Stock Incentive Plan") and the Company's 1996 Incentive Compensation Plan (the "Incentive Compensation Plan"). During fiscal 1996, the Compensation Committee held one meeting.

         The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. During fiscal 1996, the audit committee held one meeting.

                              EXECUTIVE OFFICERS

          NAME                     AGE        POSITION
          ----                     ---        --------

          John M. Fox               57        President, Chief Executive Officer
          Brian T. O'Neill          49        Senior Vice President, Chief
                                              Operating Officer
          Arthur J. Denney          48        Vice President of Engineering and
                                              Business Development
          Robert F. Garvin          56        Vice President of Exploration
          Gerald A. Tywoniuk        35        Vice President of Finance and
                                              Chief Financial Officer

          See the biographical information on Messrs. Fox, O'Neill and Denney under "Election of Directors."

          ROBERT F. GARVIN joined the Company in 1995 as Manager, Exploration. Mr. Garvin has been the Company's Vice President of Exploration since April 1996. From 1988 to 1995, Mr. Garvin was Manager, Exploration, for an affiliate of the Company. Mr. Garvin has more than 29 years of oil and gas industry experience. During his career, Mr. Garvin has been employed as a geologist by Phillips Petroleum Company, Duncan Oil Properties, Excel Energy Corporation, Ecological Engineering Systems and has been a self-employed geologist. Mr. Garvin holds a bachelors degree in geology from Westminster College and a masters degree in geology from the University of Utah.

          GERALD A. TYWONIUK was appointed Vice President of Finance and Chief Financial Officer in April 1997. Mr. Tywoniuk is a Canadian Chartered Accountant with fifteen years of experience in accounting, planning, information systems, finance and management. From August 1993 to March 1997, Mr. Tywoniuk was Controller and Vice President -- Controller of Echo Bay Mines Ltd. ("Echo Bay"), a gold mining, exploration and development company. From September 1985 to July 1993, he held a variety of corporate and mine site roles with Echo Bay. Prior to September 1985, Mr. Tywoniuk was employed with two public accounting firms, including KPMG Peat Marwick. Mr. Tywoniuk holds a bachelor of commerce degree in accounting and finance from the University of Alberta.

                                 KEY EMPLOYEES

          Certain key employees of the Company are as follows:



          NAME                     AGE        POSITION
          ----                     ---        --------
          Katherine S. Holland      44        Manager, NGL and Natural Gas
                                              Supply
          Kimberly H. Marle         39        Manager, Information  Systems
          Faye E. McGuar            46        Controller
          Randy S. Nickerson        35        Manager, West Shore and Basin
                                              Pipeline
          Joseph D. O'Meara         52        Manager, Appalachian Area
          Fred R. Shato             49        General Manager, Marketing
          Warren Warner             62        Manager of New Projects

          KATHERINE S. HOLLAND joined the Company in 1988. She has been the Company's Manager, NGL and Natural Gas Supply, since late 1993. Prior to that, she served as the Company's Manager, Railcar Fleet and Distribution. Ms. Holland has approximately 13 years' combined experience in the oil and gas industry and the NGL and natural gas segment of the oil and gas industry. From 1983 to 1988, Ms. Holland was employed by Sherwood Exploration Company, an oil and gas exploration and production company. Ms. Holland holds a bachelors degree in art history from the University of Colorado.

          KIMBERLY H. MARLE has been the Company's Manager, Information Systems, since March 1995. Ms. Marle joined the Company in December 1993 as an information systems consultant developing applications for the Company's accounting systems. Ms. Marle has an extensive background in oil and gas computerization, having worked for Forest Oil Corporation for four years prior to joining the Company. Ms. Marle holds a bachelors degree in business from the University of Memphis and is currently pursuing a masters degree in information systems at the University of Denver.

          FAYE E. MCGUAR joined the Company in May 1996 as Controller. Ms. McGuar is a certified public accountant with over 15 years of experience in accounting, budgeting, treasury and finance. From 1994 to 1996, Ms. McGuar was employed by the Southern Pacific Railroad as Budget Director, and from 1982 to 1988, she was employed by the Anschutz Corporation, serving as its controller from 1987 to 1988. Ms. McGuar holds a bachelors degree in finance from the University of Utah.

          RANDY S. NICKERSON joined the Company in 1995 as Manager, New Projects, and now serves as Manager, West Shore Processing and Basin Pipeline. From 1984 to 1990, he was a project manager and a project engineer for Chevron USA, and from 1991 to 1995, he was a project engineer and Regional Engineering Manager for Western Gas Resources, Inc. Mr. Nickerson holds a bachelors degree in chemical engineering from Colorado State University.

          JOSEPH D. O'MEARA joined the Company in 1992 as Manager, Siloam Plant. In 1995, Mr. O'Meara was promoted to Manager, Appalachian Area. Prior to joining MarkWest, Mr. O'Meara was employed for 26 years by Cities Service/Occidental Petroleum, during which time he held a number of operational, supervisory and management positions.

          FRED R. SHATO joined the Company in 1989 as Manager, Marketing. In 1992, Mr. Shato became the Company's General Manager, Marketing. Mr. Shato has 20 years of experience in gasoline and NGL acquisition, trading and marketing, and served as Manager of Trading and Product Acquisition for Certified Oil Corporation from 1980 to 1989. Mr. Shato holds a bachelors degree in history and political science from Defiance College.

          WARREN WARNER has been the Company's Manager of New Projects since March 1996. Mr. Warner joined the Company in April 1991 as Vice President of Operations. Prior to joining the Company, Mr. Warner had approximately 33 years of experience in project development, construction and operation of pipelines and plants, contracts, acquisition evaluations and project management. Mr. Warner holds a bachelors degree in petroleum and natural gas engineering from Texas A&I University.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and holders of 10% or more of the Company's Common Stock, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

          The following table sets forth the cash and noncash compensation for fiscal years 1994, 1995 and 1996 awarded to or earned by (i) the individual who served as the Company's Chief Executive Officer ("CEO") in fiscal year 1996; and
(ii) the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers for fiscal year 1996. No other executive officer had compensation in excess of $100,000 for fiscal year 1996:


                          SUMMARY COMPENSATION TABLE

                                                                           ANNUAL          LONG TERM
                                                                        COMPENSATION      COMPENSATION
                                                                     ------------------   ------------
                                                                     SALARY      BONUS       OPTIONS
NAME AND PRINCIPAL POSITIONS                           FISCAL YEAR   ($) (1)    ($) (2)        (#)
----------------------------                           -----------  --------   --------   ------------
John M. Fox..........................................      1996     $148,223   $ 80,113         13,000*
  President and CEO..................................      1995     $140,510   $ 43,350              -
                                                           1994     $109,516   $ 36,786              -

Brian T. O'Neill.....................................      1996     $150,834   $ 80,113         13,000*
  Senior Vice President and Chief Operating Officer..      1995     $142,191   $ 43,350          4,580
                                                           1994     $117,338   $ 36,786              -

Arthur J. Denney.....................................      1996     $134,075   $ 71,374         13,000*
  Vice President of Engineering and Business.........      1995     $127,179   $ 39,235          6,331
 Development.........................................      1994     $109,515   $ 34,333              -

Robert F. Garvin.....................................      1996     $ 90,071   $ 47,609          5,008
  Vice President of Exploration......................      1995     $ 82,500   $ 17,242          4,580
                                                           1994            -          -              -

Rita E. Harvey (3)...................................      1996     $ 82,800   $ 39,615          4,000
  Director of Finance and Treasurer..................      1995     $ 71,667   $ 13,219          3,578
                                                           1994     $ 42,199   $  9,092              -

---------------------
* The 3,000 shares in excess of the 10,000 share per year limitation on grants to individual employees under the Stock Incentive Plan are subject to stockholder approval of the amendments to the Stock Incentive Plan to be voted on at the Company's Annual Meeting of stockholders. See "Proposal to Approve Amendments to the 1996 Stock Incentive Plan." Excludes shares underlying options issued as replacement options for options to purchase equity interests in the Company's predecessor.

(1)  Includes actual salary paid in each respective fiscal year.

(2) Includes actual bonus paid in each respective fiscal year. In fiscal year 1996, this amount includes bonuses paid for performance in fiscal years 1996 and 1995.

(3) Ms. Harvey resigned as the Company's Director of Finance and Treasurer in April 1997.

                         OPTION GRANTS IN FISCAL 1996


                                     NUMBER OF SECURITIES  PERCENT OF TOTAL OPTIONS   EXERCISE
                                      UNDERLYING OPTIONS     GRANTED TO EMPLOYEES      PRICE       EXPIRATION
NAME                                      GRANTED (#)           IN FISCAL 1996         ($/SH)         DATE
----                                  ------------------   ------------------------   --------   ---------------
John M. Fox.....................            13,000                    9.7%            $ 11.00    October 9, 2001
Brian T. O'Neill................            13,000                    9.7               10.00    October 9, 2006
Arthur J. Denney................            13,000                    9.7               10.00    October 9, 2006
Robert F. Garvin................             4,000                    3.0               10.00    October 9, 2006
Robert F. Garvin................             1,008                     .7               7.86     June 2, 2006
Rita E. Harvey..................             4,000                    3.0               10.00    October 9, 2006

          Option Values. The following table summarizes the value of the options held at the end of fiscal year 1996 by the Named Executive Officers. None of the Named Executive Officers exercised any options during fiscal year 1996.

                         FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                                       OPTIONS AT END OF FISCAL 1996 (#)     AT END OF FISCAL 1996 ($) (1)
                                       ---------------------------------     -----------------------------
NAME                                      EXERCISABLE   UNEXERCISABLE         EXERCISABLE   UNEXERCISABLE
----                                      -----------   -------------         -----------   -------------
John M. Fox........................             5,724          14,431             $44,702        $ 69,676
Brian T. O'Neill...................             6,640          18,095             $56,506        $114,858
Arthur J. Denney...................             5,390          19,095             $45,852        $123,385
Robert F. Garvin...................               916           8,672             $ 7,795        $ 60,881
Rita E. Harvey.....................               716           6,862             $ 6,093        $ 46,359

------------------
(1) Value based on the difference between the closing price of the Company's Common Stock as reported by the Nasdaq National Market on December 31, 1996 and the option exercise price per share multiplied by the number of shares subject to the option.

          In addition to annual salary, executive officers and other employees of the Company also receive compensation pursuant to the Stock Incentive Plan and the Incentive Compensation Plan.

          The Incentive Compensation Plan provides for cash incentive awards to executives and employees of the Company in varying amounts, and is administered by the Compensation Committee of the Company's Board of Directors. The Incentive Compensation Plan was effective as of January 1, 1996. Certain bonus payments were made under the Incentive Compensation Plan in May 1996. The Incentive Compensation Plan lists five tiers for determining eligibility: Tier One includes all executive level employees; Tier Two includes all management level employees; Tier Three includes all mid-level exempt employees; Tier Four includes all lower-level exempt employees; and Tier Five includes certain non-exempt employees. An incentive award is based upon the financial performance of the Company compared to corporate goals for the year in question. Profit sharing payments under the Incentive Compensation Plan are paid annually; incentive payments under the Incentive Compensation Plan are paid periodically throughout the year. The purpose of the Incentive Compensation Plan is to reward and provide incentives for executives and employees of the Company by providing them with an opportunity to acquire cash rewards, thereby increasing their personal interest in the Company's continued success and progress.

          During fiscal year 1996, the Company made profit sharing payments under the Incentive Compensation Plan of approximately $299,000 and incentive compensation payments of approximately $702,000.

          A summary of the Stock Incentive Plan is provided under the heading "Proposal to Approve Amendments to the 1996 Stock Incentive Plan."

COMPENSATION OF DIRECTORS

          Directors who are employees of the Company receive no compensation, as such, for services as members of the Board. Effective December 1996, all directors who are not employees of the Company receive an attendance fee of $1,500 for each board meeting or committee meeting attended in person by that director and $500 for each board meeting or committee meeting in which such director participates by telephone. All directors are reimbursed for out-of-pocket expenses incurred while attending board and committee meetings. In addition, pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), each non-employee director received options to purchase 500 shares of Common Stock at the time of approval of the Non-Employee Director Plan by the Board of Directors in July 1996 and is entitled to receive options to purchase an additional 500 shares of Common Stock on the day after each annual meeting of the Company's stockholders. At the Company's Annual Meeting of stockholders, the stockholders will vote on a proposal to amend the Non-Employee Director Plan to (i) increase the initial grant to newly-appointed, non-employee directors from options to purchase 500 shares of Common Stock to options to purchase 1,000 shares of Common Stock, and (ii) provide for a retroactive grant of options, effective as of the approval of the Non-Employee Director Plan by the Board of Directors on July 31, 1996, to purchase 500 shares of Common Stock under the Non-Employee Director Plan, with an exercise price equal to the initial public offering price of $10 per share, to each non-employee director of the Company as of such date. See "Proposal to Approve Amendments to the 1996 Non-Employee Director Stock Option Plan." As currently in effect, the Non-Employee Director Plan provides for the initial grant of options to purchase 500 shares of Common Stock to each newly-appointed, non-employee director upon the date on which such person becomes a director of the Company. Directors who are also employees of the Company do not receive any additional stock incentive compensation for serving on the Board of Directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors is composed of two of its three outside directors and is responsible for developing and approving the Company's executive compensation policies. In addition, the Compensation Committee determines on an annual basis the compensation to be paid to the Chief Executive Officer and to each of the other executive officers of the Company. The Compensation Committee has available to it an outside compensation consultant and access to independent compensation data for other companies. The overall objectives of the Company's executive compensation program are to provide compensation that will attract and retain superior talent and reward performance.

COMPENSATION PHILOSOPHY

          The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company's executive compensation program provides an overall level of compensation opportunity that is competitive with a broad group of natural resources companies and a smaller group of energy-related service companies comparable in size to the Company. Actual compensation levels may be greater than competitive levels in surveyed companies based upon annual and long-term Company performance, as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by the Company's or an individual executive officer's circumstances.

          The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

          Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and consummation of strategic acquisitions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

COMPENSATION VEHICLES

          The Company has had a successful history of using a simple total compensation program that consists of cash- and equity-based compensation. The components of the Company's compensation program for its executive officers include (a) base salary, (b) performance-based cash bonuses, and (c) long-term incentive compensation in the form of stock options and restricted stock awards.

Base Salary

          The Chief Executive Officer makes annual recommendations regarding the base salaries of the executive officers (other than the Chief Executive Officer) to the Compensation Committee. For fiscal year 1996, base salaries for the executive officers were intended to be on the average of fixed compensation levels for comparable management personnel employed by peer companies of a similar size to the Company. In making base salary recommendations, the Chief Executive Officer also takes into account individual experience and performance, and specific issues particular to the Company. The Compensation Committee generally approves the Chief Executive Officer's recommendations with respect to base salaries for other executive officers.

Performance-Based Bonuses

          Under the Incentive Compensation Plan, bonuses are awarded only if the Company achieves or exceeds certain corporate performance objectives relating to net income as determined by the Board of Directors during the last quarter of the prior year. The size of the fund available for such bonuses increases in relation to the extent to which such objectives are exceeded. The Committee allocates the fund among the executive officers and other key management personnel based on a percentage of the executive's salary ranging from approximately 0% to 70%, depending on the net income goals as established at the beginning of the year. If the base performance criteria are met, each officer is entitled to a base bonus amount equal to that percentage of the officer's base salary. For fiscal year 1996, bonus payments available to executive officers under the bonus plan, in addition to base salary, were targeted to be in the top half of the salary and bonus levels, assuming superior performance, for comparable management personnel employed by the Company's peer group.

          During fiscal year 1996, the Company exceeded its net income goals set forth in the Incentive Compensation Plan. As a result, executive officers received bonuses under the plan at a 50% level.

Stock Option Program

          Stock options and restricted stock awards are granted to key management employees under the Stock Incentive Plan, which was approved by the Company's stockholders in 1996. The objectives of the Stock Incentive Plan are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and stockholder return, and to enable executives to develop and maintain a significant long-term ownership position in the Company's Common Stock.

          The Stock Incentive Plan authorizes the Board of Directors or a committee of outside directors to grant stock options, restricted stock and other types of awards to key executives and key employees. To date, the only type of awards granted to executive officers under the Stock Incentive Plan have been stock options. All stock options outstanding were granted at an option price at least equal to the fair market value of the Company's Common Stock on the date of grant, generally have ten year terms and generally become exercisable in installments over a five year period.

          Stock options may be granted upon commencement of employment based on the recommendation of the Chief Executive Officer. In determining whether to recommend additional option grants to an executive officer, the Chief Executive Officer typically considers the individual's performance and any planned change in functional responsibility. Neither the profitability of the Company nor the market value of its stock are considered in setting the amount of executive officer stock option grants. The stock option position of executive officers is reviewed on an annual basis. The Company's policy is to not grant stock options annually, but to review each individual's stock option position, at which point the Compensation Committee may or may not grant additional options in its discretion. The determination of whether or not additional options will be granted is based on a number of factors, including Company performance, individual performance and levels of options granted at the competitive median for the Company's peer group. Options to purchase an aggregate of 35,008 shares of Common Stock were granted to four executive officers other than the Chief Executive Officer in fiscal year 1996.

Savings and Profit-Sharing Plan; Benefits

          The Company makes a matching contribution under the Company's 401(k) Savings and Profit Sharing Plan. In addition, the Company provides medical and other miscellaneous benefits to executive officers that are generally available to Company employees. The amount of perquisites did not exceed 10% of total annual salary and bonus for any executive officer during the fiscal year 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION

Base Salary

          The base salary of the Chief Executive Officer is established by and is subject to adjustment by the Compensation Committee. For fiscal year 1996, the Chief Executive Officer's base salary was intended to be at approximately the 50th percentile of the base salaries for chief executive officers of the Company's peer group. Other factors taken into consideration in the determination of the Chief Executive Officer's base salary include historical compensation practices at the Company and the general experience of the Compensation Committee members in dealing with compensation matters at other service-related energy companies. In evaluating the performance and setting the base salary of the Chief Executive Officer, the Compensation Committee has taken into account the Company's financial performance and Mr. Fox's individual performance. Mr. Fox's base salary in fiscal year 1996 was $150,834. As a result of the Company's performance in fiscal year 1996, Mr. Fox received an increase in his base salary for fiscal year 1997 to $155,359.

Bonuses and Stock Option Awards

          Because the Company exceeded its net income goals set forth in the Incentive Compensation Plan, Mr. Fox received a bonus equal to $75,417 for fiscal year 1996. During fiscal year 1996, he was granted options to purchase 13,000 shares of Common Stock to provide him with additional incentive to increase stockholder value through long-term growth of the Company. Mr. Fox has not been granted any restricted stock under the Stock Incentive Plan to date.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

          Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1 million paid to the Company's Chief Executive Officer and certain other highly-compensated executive officers. Qualifying "performance-based" compensation will not be subject to the deduction limit if certain requirements are met. The Company anticipates that incentive-based compensation paid in excess of $1 million will be deductible under Section 162(m). The Compensation Committee believes, however, that there may be circumstances in which the Company's interests are best served by providing compensation that is not fully deductible under Section 162(m), and reserves the ability to exercise discretion to authorize such compensation.


                                               COMPENSATION COMMITTEE

                                               Norman H. Foster
                                               David R. Whitney

                               PERFORMANCE GRAPH

          The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period from October 9, 1996 (the date the Company's Common Stock became publicly traded) through December 31, 1996 with the cumulative total return on the Nasdaq Composite Index and an index of peer companies constructed by the Company. Included in the peer group are Aquila Gas Pipeline Corporation, KN Energy, Inc., Western Gas Resources, Inc., TPC Corporation, Tejas Gas Corporation and NGC Corporation. Each company in the peer group is publicly-traded and generates a significant portion of its total revenue from the gathering, processing and marketing of NGLs.

                             TOTAL RETURN ANALYSIS

                               10/9/96    10/31/96   11/29/96  12/31/96
                               --------   --------   --------  --------
MarkWest Hydrocarbon, Inc      $ 100.00   $  98.81   $ 116.67  $ 147.62
Peer Group                     $ 100.00   $ 108.66   $ 123.99  $ 130.54
Nasdaq Composite (US)          $ 100.00   $  98.68   $ 104.44  $ 104.34

                            PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 1997 (i) by each person (or group of affiliated persons) who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) by each of the Named Executive Officers, (iii) by each of the Company's directors, and (iv) by all directors and executive officers as a group. The Company believes that the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

                                                BENEFICIAL OWNERSHIP (1)
                                               ---------------------------
                                               AMOUNT AND
                                               NATURE OF
                                               BENEFICIAL         PERCENT
                                               OWNERSHIP          OF CLASS
                                               ----------         --------
NAME OF BENEFICIAL OWNER
------------------------
MWHC Holding, Inc. (2)................          3,806,084           44.5%
FMR Corp. (3).........................            507,000            5.9
Skyline Asset Management, L.P. (4)....            458,800            5.4

John M. Fox (5).......................          4,071,092           47.9
Brian T. O'Neill (6)..................            494,046            5.8
Arthur J. Denney......................             67,344              *
David R. Whitney (7)..................            200,375            2.3
Barry W. Spector......................              5,699              *
Norman H. Foster......................                  0              *
All directors and executive officers
  as a group (8 persons) (5)(6).......          4,848,239           56.5%

------------------
*    Represents less than 1% of the outstanding shares.

(1) All percentages have been determined at March 31, 1997 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person or group has the right to acquire within sixty days after March 31, 1997. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or group has the right to acquire within sixty days after March 31, 1997 is deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. At March 31, 1997, a total of 8,485,000 shares of Common Stock were issued and outstanding and options to acquire a total of 77,860 shares of Common Stock were exercisable within sixty days.

(2)  MWHC Holding, Inc. is an entity controlled by John M. Fox.

(3) Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by FMR Corp. ("FMR") with respect to shares held as of December 31, 1996. The Schedule 13G indicates that Fidelity Management & Research Company, a registered investment adviser and a wholly-owned subsidiary of FMR, beneficially owns 266,600 shares and Fidelity Management Trust Company, a bank and a wholly-owned subsidiary of FMR, owns 240,400 shares. According to the Schedule 13G, FMR has sole voting power with respect to 240,400 shares and sole dispositive power with respect to 507,000 shares.

(4) Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Skyline Asset Management, L.P. ("Skyline"), a registered investment adviser, with respect to shares held as of December 31, 1996. The Schedule 13G indicates that the shares reported are owned by clients of Skyline and that Skyline has shared voting power and shared dispositive power with respect to 458,800 shares.

(5) Includes an aggregate of 257,853 shares held in the Brent A. Crabtree Trust, The Brian T. Crabtree Trust and the Carrie L. Crabtree Trust (the "Crabtree Trusts"), for which Mr. Fox is the Trustee. Also includes all shares owned directly by MWHC Holding, Inc., an entity controlled by Mr. Fox. As a result of Mr. Fox's control of MWHC Holding, Inc., Mr. Fox may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act), in an indeterminate portion of the shares beneficially owned by MWHC Holding, Inc. Mr. Fox disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act, and also disclaims beneficial ownership of the shares held in the Crabtree Trusts.

(6) Includes all shares owned directly by Erin Investments, Inc., an entity controlled by Mr. O'Neill. As a result of Mr. O'Neill's control of Erin Investments, Inc., Mr. O'Neill may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act), in an indeterminate portion of the shares beneficially owned by Erin Investments, Inc. Mr. O'Neill disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

(7) All of the shares indicated as owned by Mr. Whitney are owned by certain limited partnerships whose general partner is RIMCO, and are included because Mr. Whitney is a Managing Director of RIMCO. As such, Mr. Whitney may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act), in an indeterminate portion of the shares within the meaning of Rule 13d-3 under the Exchange Act. Mr. Whitney disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

                             CERTAIN TRANSACTIONS

REORGANIZATION

         The Company's business historically was conducted by MarkWest Hydrocarbon Partners, Ltd. ("MarkWest Partnership"). Concurrently with the effectiveness of its initial public offering in October 1996, the Company acquired from the partners of MarkWest Partnership all of the partnership interests in MarkWest Partnership in exchange for shares of the Company pursuant to a reorganization agreement entered into among the Company, MarkWest Partnership, and each of the partners of MarkWest Partnership (the "Reorganization Agreement"). Immediately following the acquisition of MarkWest Partnership by the Company, MarkWest Partnership was dissolved and the Company succeeded to the business, assets and liabilities of MarkWest Partnership. The Company believes that the transactions contemplated by the Reorganization Agreement (the "Reorganization") qualified as a tax-free reorganization for United States federal income tax purposes.

         Pursuant to the Reorganization, the partners of MarkWest received an aggregate of 5,725,000 shares of the Company's Common Stock. Pursuant to the terms of the Reorganization Agreement, each partner of MarkWest Partnership received a fully diluted percentage of the Company's Common Stock outstanding immediately after consummation of the Reorganization (calculated prior to the issuance of the shares of Common Stock issued in the Company's initial public offering) substantially equivalent to such partners' interests in MarkWest Partnership.

         Immediately prior to the consummation of the Reorganization, MarkWest Partnership had outstanding options issued to current and former employees that granted such employees the right to purchase partnership interests representing approximately 3% of the fully diluted aggregate partnership interests in MarkWest Partnership. As part of the Reorganization, such employee options to purchase MarkWest Partnership interests were replaced by options to purchase shares of the Company's Common Stock issuable pursuant to the Stock Incentive Plan. Such options are subject to all of the terms and conditions of the Stock Incentive Plan.

PARTNERSHIP DISTRIBUTIONS

         Immediately prior to consummation of the Reorganization, MarkWest Partnership made cash distributions to its partners equal to $10 million as a partial distribution of partnership capital. Such distribution was distributed pro rata to partners of MarkWest Partnership based upon such partners' percentage interests in the partnership at the time of the distribution. MarkWest Partnership borrowed the money necessary to make such distribution under its bank credit facility. As MarkWest Partnership's successor, the Company became obligated for such indebtedness, which was repaid out of the proceeds of the Company's initial public offering.

         MarkWest Partnership was a partnership for purposes of federal income taxes. As a result, the net income of MarkWest Partnership was taxed for federal and state income tax purposes directly to the partners of MarkWest Partnership rather than to MarkWest Partnership. MarkWest Partnership distributed to its partners an aggregate of $4.1 million in 1996 for partner income tax liabilities. MWHC Holding, Inc., a Colorado corporation (the "MarkWest General Partner"), and Erin Partners, Ltd. received 73% and 15% of such distributions, respectively, during the 1996 fiscal year. The MarkWest General Partner is controlled by John M. Fox, President and Chief Executive Officer of the Company. Erin Partners, Ltd. (which has since been dissolved) was controlled by Brian T. O'Neill, Senior Vice President and Chief Operating Officer of the Company. See "Principal Stockholders."

INVESTMENTS WITH AFFILIATE

         The Company, through its MarkWest Resources subsidiary, holds a 49% undivided interest in several exploration and production assets ("E&P Assets") owned jointly with MAK-J Energy, which owns a 51% undivided interest in such properties. The general partner of MAK-J Energy is a corporation owned and controlled by John M. Fox, President and Chief Executive Officer of the Company. The properties are held pursuant to joint venture agreements entered into between MarkWest Resources and MAK-J Energy. MarkWest Resources is the operator under such agreements. As the operator, MarkWest Resources is obligated to provide certain engineering, administrative and accounting services to the joint ventures. The joint venture agreements provide for a monthly fee payable to MarkWest Resources for all such expenses. While the amount of the monthly fee will in the future be subject to review by the Company's independent directors, the monthly fee for fiscal year 1996 was not negotiated on an arm's length basis. Moreover, conflicts of interest may arise regarding such oil and gas activities, including decisions regarding expenses and capital expenditures and the timing of the development and exploitation of the properties. Management nevertheless believes that the terms of the Company's co-investments with MAK-J Energy are as favorable to the Company as could have been obtained from unaffiliated third parties. As of December 31, 1996, MarkWest had invested $4.3 million in E&P Assets owned jointly with MAK-J Energy.

         The E&P Assets were originally developed by MarkWest Coalseam Development Company LLC ("Coalseam LLC"), a natural gas development venture, and MW Gathering LLC ("Gathering

LLC"), a natural gas gathering venture. Coalseam LLC and Gathering LLC originally were owned 51% by MAK-J Energy and 49% by the Company. In connection with the Reorganization, in June 1996, Coalseam LLC and Gathering LLC were merged, the Company transferred its interest in the combined company to MarkWest Resources, and the combined company dissolved and distributed its properties to MarkWest Resources and MAK-J Energy in proportion to their respective interests.

         In December 1996, the Company and MAK-J Energy each purchased a 22.5% interest in a geological prospect (the "Prospect") for oil and gas that had previously been owned 50% by Methane Resources, LLC ("Methane Resources") and 50% by Norman H. Foster, a director of the Company, for a price of approximately $54,000 each. Methane Resources and Dr. Foster commenced purchases of the various properties that constitute the Prospect in December 1995. The aggregate purchase price paid by Methane Resources and Dr. Foster for the properties that constitute the Prospect was approximately $84,000. The Company's purchase of an interest in the Prospect was unanimously approved by the independent and disinterested directors of the Company. The purchase price paid by the Company for its interest in the Prospect was negotiated on an arm's length basis and management believes that the terms of the purchase were as favorable to the Company as could have been obtained from unaffiliated third parties.

         Mr. Fox has agreed that as long as he is an officer or director of the Company and for two years thereafter, he will not, directly or indirectly, participate in any future oil and gas exploration or production activities with the Company except and to the extent that the Company's independent and disinterested directors deem it advisable and in the best interests of the Company to include one or more additional participants, which participants may include entities controlled by Mr. Fox. Additionally, Mr. Fox has agreed that as long as he is an officer or director of the Company and for two years thereafter, he will not, directly or indirectly participate in any future oil and gas exploration or production activity that may be in competition with exploration or production activities of the Company except and to the extent that Mr. Fox has first offered the Company the opportunity to participate in that activity and the Company's independent and disinterested directors deem it advisable and in the best interests of the Company not to participate in that activity. The terms of any future transactions between the Company and its directors, officers, principal stockholders or other affiliates, or the decision to participate or not participate in transactions offered by the Company's directors, officers, principal stockholders or other affiliates will be approved by a majority of the Company's independent and disinterested directors. The Company's Board of Directors will use such procedures in evaluating their terms as are appropriate considering the fiduciary duties of the Board of Directors under Delaware law. In any such review the Board may use outside experts or consultants including independent legal counsel, secure appraisals or other market comparisons, refer to generally available statistics or prices or take such other actions as are appropriate under the circumstances. Although such procedures are intended to ensure that transactions with affiliates will be on an arm's length basis, no assurance can be given that such procedures will produce such result.

LEGAL FEES PAID TO DIRECTOR

         Barry W. Spector, a director of the Company, periodically provides legal services to the Company. During 1996, the Company paid Mr. Spector legal fees of approximately $65,000 in return for such services.

RELATED PARTY INDEBTEDNESS

         MarkWest Partnership periodically extended offers to partners and employees to purchase initial or additional interests in MarkWest Partnership. Such partners and/or employees provided MarkWest Partnership with promissory notes as part of the purchase price for such interests. According to the terms of such promissory notes, interest accrued at 7% and payments were required for the greater of accrued interest or distributions made by MarkWest Partnership to partners in excess of the partner's income tax liability. As part of the Reorganization, the remaining indebtedness under such promissory notes was replaced by promissory notes owed to the Company. The notes owed to the Company accrue interest at 7%, payable annually, and require full payment of principal and outstanding interest on the third anniversary of the effective date of the Reorganization. An aggregate of $376,000 principal amount of such notes was outstanding as of December 31, 1996.

                        PROPOSAL TO APPROVE AMENDMENTS
                       TO THE 1996 STOCK INCENTIVE PLAN

         On April 3, 1997, the Board of Directors approved amendments to the Stock Incentive Plan, subject to stockholder approval, to (i) increase the maximum number of shares of Common Stock underlying awards that may be granted to an eligible person who is an employee of the Company at the time of grant from 10,000 shares in any one calendar year to 20,000 shares in any one calendar year and (ii) increase the number of shares of Common Stock authorized for issuance under the Stock Incentive Plan from 600,000 shares in the aggregate to 850,000 shares in the aggregate.

         The Company continues to recruit key personnel and believes that stock options or other grants under the Stock Incentive Plan are an important element in attracting highly skilled and qualified individuals. The Board of Directors believes that increasing the maximum number of shares of Common Stock that may be granted to an eligible person in a calendar year and authorizing the issuance of additional shares of Common Stock under the Stock Incentive Plan would assist the Company in meeting the competitive demands of attracting and retaining a productive work force. Therefore, the Board of Directors believes that it is desirable to amend the Stock Incentive Plan as set forth above. A description of the Stock Incentive Plan as currently in effect is set forth below.

1996 STOCK INCENTIVE PLAN

         The Stock Incentive Plan was adopted in 1996. As currently in effect, the maximum number of shares authorized to be issued under the Stock Incentive Plan is 600,000 shares of Common Stock and the maximum number of shares underlying awards that may be granted to an individual employee in a calendar year is 10,000 shares of Common Stock. As of December 31, 1996, an aggregate of approximately 326,251 shares of Common Stock had been reserved for issuance under the Stock Incentive Plan and options to purchase an aggregate of 273,749 shares of Common Stock were outstanding under the Stock Incentive Plan. Outstanding options granted under the Stock Incentive Plan generally vest and become exercisable at a rate of 20% per annum beginning on the first anniversary after the date of grant. Generally, the term of each outstanding option is ten years. The exercise price for options granted under the Stock Incentive Plan is at least equal to 100% of the fair market value of the Common Stock of the Company on the date of grant. The Stock Incentive Plan permits the granting of stock options, including incentive stock options (''ISOs'') as defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the ''Code''), and non-qualified stock options (''NQSOs'') which do not qualify as ISOs. The purpose of the Stock Incentive Plan is to reward and provide incentives for executive officers and key employees of the Company by providing them with an opportunity to acquire an equity interest in the Company, thereby increasing their personal interest in its continued success and progress. The purpose of the Stock Incentive Plan is also to retain the services of executive officers and key employees as well as to assist in attracting new executive officers and key employees. Non-employee directors are not eligible to receive grants under the Stock Incentive Plan.

         The Stock Incentive Plan is administered by the Compensation Committee, which has the sole and complete authority to select the employees (including executive officers) who will receive options under the Stock Incentive Plan. The Compensation Committee has the authority to determine the number of stock options to be granted to eligible individuals, whether the options will be ISOs or NQSOs and the terms and conditions of the options (which may vary from grantee to grantee). The Compensation Committee determines the period for which each stock option may be exercisable, but in no event may a stock option be exercisable more than three years from the date the option becomes vested. The number of shares available under the Stock Incentive Plan and the exercise price of the options granted thereunder are subject to adjustment by the Compensation Committee to reflect stock splits, stock dividends, recapitalization, mergers, or other major corporate actions.

         The Compensation Committee also has the authority under the Stock Incentive Plan to grant Stock Appreciation Rights (''SARs'') to employees. SARs confer on the holder a right to receive, upon exercise, the excess of the Fair Market Value of one Share on the date of exercise over the grant price of the SAR as specified by the Committee, which price may not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR. The grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR are determined by the Committee.

         The Board of Directors may discontinue, amend, or suspend the Stock Incentive Plan in a manner consistent with the Stock Incentive Plan's provisions, provided such changes do not violate the federal or state securities laws.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AND PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE NECESSARY FOR APPROVAL OF THE AMENDMENTS TO THE STOCK INCENTIVE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK UNDERLYING AWARDS THAT MAY BE GRANTED TO AN ELIGIBLE PERSON WHO IS AN EMPLOYEE OF THE COMPANY AT THE TIME OF GRANT UNDER THE STOCK INCENTIVE PLAN AND THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK WHICH ARE AUTHORIZED FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN.

                       PROPOSAL TO APPROVE AMENDMENTS TO
               THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         On April 3, 1997, the board of Directors approved amendments to the Non-Employee Director Plan, subject to stockholder approval, to (i) increase the initial grant under the Non-Employee Director Plan to a newly-appointed, non-employee director of the Company upon the date on which such person first becomes a director from options to purchase 500 shares of Common Stock to options to purchase 1,000 shares of Common Stock, and (ii) provide for a retroactive grant of options, effective as of the approval of the Non-Employee Director Plan by the Board of Directors on July 31, 1996, to purchase 500 shares of Common Stock under the Non-Employee Director Plan, with an exercise price equal to the initial public offering price of $10 per share, to each non-employee director of the Company as of such date.

         The Board of Directors believes that increasing the size of the initial grant to newly-appointed, non-employee directors under the Non-Employee Director Plan would assist the Company in attracting qualified individuals to serve as directors of the Company, and that retroactively increasing the initial grant to the original non-employee directors of the Company to equal the initial grant to be awarded to newly-appointed, non-employee directors would assist the Company in retaining such individuals. Therefore, the Board of Directors believes that is desirable to amend the Non-Employee

Director Plan as set forth above. A description of the Non-Employee Director Plan as currently in effect is set forth below.

1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         In July 1996, the Company adopted the Non-Employee Director Plan, which has a five-year term. As currently in effect, the Non-Employee Director Plan provides for an initial automatic grant of NQSOs to purchase 500 shares of Common Stock to each newly-appointed, non-employee director of the Company upon the date on which such person becomes a director of the Company, and an automatic grant to each non-employee director of the Company of options to purchase an additional 500 shares of Common Stock on the day after each annual meeting of the Company's stockholders. In addition, the non-employee directors of the Company at the time of approval of the Non-Employee Director Plan by the Board of Directors in July 1996 received a grant of options to purchase 500 shares of Common Stock at such time. The exercise price for each option issued under the Non-Employee Director Plan is equal to the fair market value of the Common Stock on the date of grant. Initial option grants vest and become exercisable as to one-third of the shares covered by the option on each annual anniversary of the date of grant if the holder remains a director on such date, provided that, in the event of the death of the holder, the holder's estate or heir shall, in addition, be entitled to exercise any options that would have vested within six months of the holder's death. Annual option grants vest and become exercisable as to 100% of the shares covered by the option on the six-month anniversary of the date of grant if the holder remains a director on such date, provided that, in the event of the death of the holder, the holder's estate or heir shall, in addition, be entitled to exercise any options that would have vested within six months of the holder's death. The Company has reserved 20,000 shares of Common Stock for issuance under the Non-Employee Director Plan.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AND PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE NECESSARY FOR APPROVAL OF THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL TO INCREASE THE INITIAL GRANT TO NEWLY-APPOINTED, NON-EMPLOYEE DIRECTORS UNDER THE NON-EMPLOYEE DIRECTOR PLAN AND PROVIDE FOR A RETROACTIVE GRANT, EFFECTIVE AS OF THE CONSUMMATION OF THE COMPANY'S INITIAL PUBLIC OFFERING, TO THE NON-EMPLOYEE DIRECTORS OF THE COMPANY AS OF SUCH DATE.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Price Waterhouse LLP as the Company's independent accountants for the year ending December 31, 1997 and recommends that the stockholders ratify that appointment. Price Waterhouse LLP has no relationship with the Company other than that arising from its engagement as independent accountants. Representatives of Price Waterhouse LLP will be present at the 1997 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the 1997 Annual Meeting is required to ratify this appointment.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 5613 DTC Parkway, Suite 400, Englewood, Colorado 80111, not later than December 12, 1997.


                                          By Order of the Board of Directors,



                                          Brian T. O'Neill
                                          Secretary

Dated:  April 30, 1997

                                                                       Exhibit A

                          MARKWEST HYDROCARBON, INC.
                          1996 STOCK INCENTIVE PLAN
                                 (as amended)


          Section 1.   Purpose.
                       -------

          The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

          Section 2.   Definitions.
                       -----------

          As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee. The Partnership shall be deemed an Affiliate as of the Effective Date.

          (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors.

          (f) "Company" shall mean MarkWest Hydrocarbon, Inc., a Delaware corporation, and any successor corporation.

          (g)  "Dividend Equivalent" shall mean any right granted under
Section 6(e) of the Plan.

          (h) "Effective Date" shall mean the date, if any, on which the consummation of the Reorganization Transactions occurs.

          (i) "Eligible Person" shall mean any employee or officer of the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

          (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

          (k)  "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

          (l)  "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (n)  "Other Stock-Based Award" shall mean any right granted under
Section 6(f) of the Plan.

          (o) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

          (p) "Partnership" shall mean MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership.

          (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          (r) "Person" shall mean any individual, corporation, partnership, association or trust.

          (s) "Plan" shall mean this 1996 Stock Incentive Plan, as amended from time to time.

          (t) "Reorganization Transactions" shall mean those transactions contemplated by the Reorganization Agreement to be entered into among the Company, the Partnership and the other parties thereto.

          (u) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

          (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

          (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

          (x) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (y)  "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

          Section 3.   Administration.
                       --------------
          (a)  Power and Authority of the Committee.  The Plan shall be
               ------------------------------------
administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. In exercising its authority pursuant to the Plan, the Committee shall adhere to all provisions of the Code as are applicable to the grant, issuance and exercise of any Award.

          (b)  Replacement of Partnership Options.  In addition to the power and
               ----------------------------------
authority granted to the Committee under Section 3(a) hereof, the Committee shall have full power and authority to make grants of Options to employees of the Partnership who shall become employees of the Company pursuant to the Reorganization Transactions, which grants shall be effective only on and after the Effective Date, and which Options shall serve to replace options held by such employees for equity in the Partnership by substantially equivalent rights to purchase Shares in the Company. The Committee shall determine, in its sole discretion, the terms and conditions of Award Agreements related to such Options.

          (c)  Delegation.  The Committee may delegate its powers and duties
               ----------
under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the
                                                    --------  -------
Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

          Section 4.   Shares Available for Awards.
                       ---------------------------

          (a)  Shares Available.  Subject to adjustment as provided in Section
               ----------------
4(c), the number of Shares available for granting Awards under the Plan shall be 850,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. The Company shall at all times keep available the number of Shares to satisfy Awards granted under the Plan.

          (b)  Accounting for Awards.  For purposes of this Section 4, if an
               ---------------------
Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

          (c)  Adjustments.  In the event that the Committee shall determine
               -----------
that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however,
                                                          --------  -------
that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

          Section 5.   Eligibility.
                       -----------

          (a)  Designation of Participants.  Any Eligible Person, including any
               ---------------------------
Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

          (b)  Award Limitations Under the Plan.  No Eligible Person, who is an
               --------------------------------
employee of the Company at the time of grant, may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 20,000 Shares, in the aggregate, in any one calendar year, beginning with the period commencing on the Effective Date and ending on December 31, 2006. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          Section 6.   Awards.
                       ------

          (a)  Options.  The Committee is hereby authorized to grant Options to
               -------
Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

               (i) Exercise Price.  The purchase price per Share purchasable
                   --------------
          under an Option shall be determined by the Committee; provided,
                                                                --------
          however, that such purchase price shall not be less than 100% of the
          -------
          Fair Market Value of a Share on the date of grant of such Option.

              (ii) Option Term.  The term of each Option shall be fixed by the
                   -----------
          Committee.

             (iii) Time and Method of Exercise.  The Committee shall determine
                   ---------------------------
          the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

              (iv) Incentive and Non-Qualified Stock Options.  Each Option
                   -----------------------------------------
          granted pursuant to the plan shall specify whether it is an Incentive Stock Option or a Non-qualified Stock Option, provided that the Committee may in the case of the grant of an Incentive Stock Option give the Participant the right to receive in its place a Non-qualified Stock Option.

          (b)  Stock Appreciation Rights.  The Committee is hereby authorized to
               -------------------------
grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

          (c)  Restricted Stock and Restricted Stock Units.  The Committee is
               -------------------------------------------
hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

               (i) Restrictions.  Shares of Restricted Stock and Restricted
                   ------------
          Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

              (ii) Stock Certificates.  Any Restricted Stock granted under the
                   ------------------
          Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

             (iii) Forfeiture; Delivery of Shares.  Except as otherwise
                   ------------------------------
          determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the
                                                   --------  -------
          Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

          (d)  Performance Awards.  The Committee is hereby authorized to grant
               ------------------
Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan

(i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

          (e)  Dividend Equivalents.  The Committee is hereby authorized to
               --------------------
grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

          (f)  Other Stock-Based Awards.  The Committee is hereby authorized
               ------------------------
to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable
--------  -------
law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

          (g)  General.
               -------

               (i) No Cash Consideration for Awards.  Awards shall be granted
                   --------------------------------
     for no cash consideration or for such minimal cash consideration as may be required by applicable law.

              (ii) Awards May Be Granted Separately or Together.  Awards may,
                   --------------------------------------------
     in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

         (iii) Forms of Payment under Awards.  Subject to the terms of the
               -----------------------------
     Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

          (iv) Limits on Transfer of Awards.  No Award and no right under any
               ----------------------------
     such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so
                                              --------  -------
     determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

           (v) Term of Awards.  The term of each Award shall be for such period
               --------------
     as may be determined by the Committee.

          (vi) Restrictions; Securities Exchange Listing.  All certificates for
               -----------------------------------------
     Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

          Section 7.   Amendment and Termination; Adjustments.
                       --------------------------------------

          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a)  Amendments to the Plan.  The Board of Directors of the Company
               ----------------------
may amend, alter, suspend, discontinue or terminate the Plan; provided, however,
                                                              --------  -------
that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

               (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

              (ii) would violate the rules or regulations of the Nasdaq National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

             (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

          (b)  Amendments to Awards.  The Committee may waive any conditions
               --------------------
of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

          (c)  Correction of Defects, Omissions and Inconsistencies.  The
               ----------------------------------------------------
Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          Section 8.   Income Tax Withholding; Tax Bonuses.
                       -----------------------------------

          (a)  Withholding.  In order to comply with all applicable federal or
               -----------
state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

          (b)  Tax Bonuses.  The Committee, in its discretion, shall have the
               -----------
authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions).
The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

          Section 9.   General Provisions.
                       ------------------

          (a)  No Rights to Awards.  No Eligible Person, Participant or other
               -------------------
Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b)  Award Agreements.  No Participant will have rights under an Award
               ----------------
granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

          (c)  No Limit on Other Compensation Arrangements.  Nothing contained
               -------------------------------------------
in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (d)  No Right to Employment.  The grant of an Award shall not be
               ----------------------
construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (e)  Governing Law.  The validity, construction and effect of the
               -------------
Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Colorado.

          (f)  Severability.  If any provision of the Plan or any Award is or
               ------------
becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (g)  No Trust or Fund Created.  Neither the Plan nor any Award shall
               ------------------------
create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (h)  No Fractional Shares.  No fractional Shares shall be issued or
               --------------------
delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (i)  Headings.  Headings are given to the Sections and subsections
               --------
of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          Section 10.  Effective Date of the Plan.
                       --------------------------

          The Plan shall be effective as of the Effective Date, subject to approval by the stockholders of the Company within one year thereafter.

          Section 11.  Term of the Plan.
                       ----------------

          Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall terminate on the tenth anniversary of the Effective Date. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                                                                       Exhibit B

                          MARKWEST HYDROCARBON, INC.
                  1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 (as amended)

          SECTION 1.    PURPOSE OF THE PLAN.  The purpose of this MarkWest
                        -------------------
     Hydrocarbon, Inc. 1996 Nonemployee Director Stock Option Plan is to promote the interests of the Company by enhancing its ability to attract and retain the services of experienced and knowledgeable independent directors and by providing additional incentive for these directors to increase their interest in the Company's long-term success and progress. None of the options granted hereunder shall be "incentive stock options" within the meaning of Section 422 of the Code (as hereinafter defined).

          SECTION 2.    DEFINITIONS.  As used herein, the following definitions
                        -----------
     shall apply:

               (a) "Board" shall mean the Board of Directors of the Company.
                   -----

               (b) "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
          amended.

               (c) "Committee" shall mean a committee of two or more persons
                    ---------
          appointed by the Board of Directors of the Company.

               (d) "Common Stock" shall mean the Common Stock, $.01 par value,
                    ------------
          of the Company.

               (e) "Company" shall mean MarkWest Hydrocarbon, Inc., a Delaware
                    -------
          corporation.

               (f) "Continuous Status as a Director" shall mean the absence of
                    -------------------------------
          any interruption or termination of service as a Director.

               (g) "Director" shall mean a member of the Board.
                    --------

               (h) "Employee" shall mean any person, including officers and
                    --------
          Directors, employed by the Company or any parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (i) "Exchange Act" shall mean the Securities Exchange Act of
                    ------------
          1934, as amended.

         (j) "Fair Market Value" the Fair Market Value of a Share shall be
              -----------------
     determined by the Committee in its discretion; provided, however, that
                                                    --------  -------
     where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal
                                                         -----------------------
     (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal).
                            -----------------------

         (k) "Option" shall mean a stock option granted pursuant to the Plan.
              ------

         (l) "Optioned Stock" shall mean the Common Stock subject to an Option.
              --------------

         (m) "Optionee" shall mean an Outside Director who receives an Option.
              --------

         (n) "Outside Director" shall mean a Director who is not an Employee.
              ----------------

         (o) "Parent" shall mean a "parent corporation," whether now or
              ------
     hereafter existing, as defined in Section 425(e) of the Code.

         (p) "Plan" shall mean this 1996 Nonemployee Director Stock Option Plan.
              ----

         (q) "Shares" shall mean shares of the Common Stock, as adjusted in
              ------
     accordance with Section 10 of the Plan.

         (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or
              ----------
     hereafter existing, as defined in Section 425(f) of the Code.

     SECTION 3.  STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
                 -------------------------
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 20,000 Shares of Common Stock. The Shares may be authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         SECTION 4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.
                    ------------------------------------------------------

               (a)  Administrator.  Except as otherwise required herein, the
                    -------------
         Plan shall be administered by the Committee.

               (b)  Procedure for Grants.  The provisions set forth in this
                    --------------------
         Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                    (i) No person shall have any discretion to select which
               Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors; provided, however, that any individual Outside
                          --------  -------
               Director may decline to accept any Option, in whole or in part, that would otherwise be granted to such Outside Director under this Plan.

                   (ii) Norman H. Foster, Barry W. Spector and David R. Whitney
               shall each receive an Option to purchase 1,000 Shares on the date the Plan is approved by the Board of Directors, and such Options granted pursuant to this section 4(b)(ii) shall become exercisable in three equal annual installments with the first one-third installment vesting on the first anniversary of the date of grant and the two remaining one-third installments vesting on the second and third anniversary of the date of grant, respectively.

                  (iii) Each new Outside Director shall be automatically granted an Option (an "Initial Grant") to purchase 1,000 Shares upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Options granted under this section 4(b)(iii) shall become exercisable in three equal annual installments with the first one-third installment vesting on the first anniversary of the date of the Initial Grant and the two remaining one-third installments vesting on the second and third anniversary of the Initial Grant, respectively.

               (iv) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Stockholders, beginning with the Annual Meeting of Stockholders held in 1997, an Option to purchase 500 Shares of the Company's Common Stock, such Option to become exercisable one year subsequent to the date of grant; provided, however, that such
                                                --------  -------
          Option shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Stockholders and will continue to serve after the date of grant of such Option.

               (v) The terms of an Option granted hereunder shall be as follows:

                    (A) the term of the Option shall be three years.

                    (B) the exercise price per Share shall be 100% of the Fair
               Market Value per Share on the date of grant of the Option.

                    (C) to the extent necessary to comply with the applicable
               provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), no Option will be exercisable until a date more than six months subsequent to the date of the grant of that Option.

          (c)  Powers of the Committee.  Subject to the provisions and
               -----------------------
     restrictions of the Plan, the Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with the Plan, the Fair Market Value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
     and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     SECTION 5.    ELIGIBILITY.  Options may be granted only to Outside
                   -----------
Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         SECTION 6.    TERM OF PLAN.  The Plan shall become effective upon the
                       ------------
earlier of (i) its adoption by the Board or (ii) its approval by the stockholders of the Company as described in Section 16 of the Plan. The Plan shall continue in effect for a term of five years unless sooner terminated under
Section 12 of the Plan.

         SECTION 7.    EXERCISE PRICE AND CONSIDERATION.
                       --------------------------------

         (a) Exercise Price.  The per Share exercise price for the Shares to be
             --------------
     issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

         (b) Form of Consideration.  Subject to compliance with applicable
             ---------------------
     provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (X) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (Y) have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,
     (v) delivery (including by facsimile) to the Company or its designated agent of a properly executed irrevocable option exercise notice together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay for the exercise price, (vi) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment or (viii) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. In making any determination as to the type of consideration to accept, the Committee shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

         SECTION 8.    EXERCISE OF OPTION.
                       ------------------

         (a) Procedure for Exercise; Rights as a Stockholder.  Any Option
             -----------------------------------------------
     granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof; provided, however, that no Options shall be
                          --------  -------
     exercisable until stockholder approval of the Plan in accordance with
     Section 16 hereof has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Status as a Director.  If an Outside Director ceases
             -----------------------------------
     to serve as a Director, such Outside Director may exercise his/her Option to the extent that he/she was entitled to exercise such Option at the date of such termination. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or if such Outside Director does not exercise such Option (which he/she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee.  Notwithstanding the provisions of Section
             ----------------------
     8(b) above, in the event an Optionee is unable to continue service as a Director with the Company as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may exercise his/her Option to the extent entitled to exercise such Option at the date of such termination. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise such Option (which he/she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) Death of Optionee.  Notwithstanding the provisions of Section 8(b)
             -----------------
     above, in the event of the death of an Optionee:

                    (i) during the term of the Option who is at the time of death a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six months after the date of death; or

                    (ii) within 30 days after the termination of Continuous
               Status as a Director, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          SECTION 9.   NON-TRANSFERABILITY OF OPTIONS.  The Option may not be
                       ------------------------------
sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

          SECTION 10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION
                       -------------------------------------------------------
OR MERGER.
---------

               (a)  In the event that the number of outstanding shares of
          Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no
                                                      --------  -------
          certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

               (b) In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 51% of the then outstanding voting stock is sold or otherwise transferred (including
          (i) a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding shares of Common Stock (for this purpose, the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities Exchange Commission) and (ii) the commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding shares of the Common Stock) or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options as determined by the Board. The acceleration of the outstanding Options shall be conditioned on the actual occurrence of such a dissolution, liquidation, merger or sale of stock or assets.

          SECTION 11.   TIME OF GRANTING OPTIONS.  The date of grant of an
                        ------------------------
     Option shall, for all purposes, be the date determined in accordance with
     Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

          SECTION 12.   AMENDMENT AND TERMINATION OF THE PLAN.
                        -------------------------------------

               (a)  Amendment and Termination.  The Board may at any time
                    -------------------------
          amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b)  Effect of Amendment or Termination.  Any such amendment or
                    ----------------------------------
          termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          SECTION 13.   CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be
                        ----------------------------------
     issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          SECTION 14.  RESERVATION OF SHARES.  The Company, during the term of
                       ---------------------
     this Plan, will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

          SECTION 15.  OPTION AGREEMENT.  Options shall be evidenced by written
                       ----------------
     option agreements in such form as the Board shall approve.

          SECTION 16.  STOCKHOLDER APPROVAL.
                       --------------------

               (a) The Plan shall be subject to approval by the stockholders of the Company within 12 months of its adoption by the Board. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

               (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          SECTION 17.  INFORMATION TO OPTIONEES.  The Company shall provide to
                       ------------------------
     each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.

                                     PROXY
                          MARKWEST HYDROCARBON, INC.
                          5613 DTC PARKWAY, SUITE 400
                           ENGLEWOOD, COLORADO 80111
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 30, 1997, appoints Brian T. O'Neill and Arthur J. Denney proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of Markwest Hydrocarbon, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Markwest Hydrocarbon, Inc. to be held on June 6, 1997 at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237 at 10:00 a.m., M.D.T., and any adjournment thereof. Each of the matters set forth below has been proposed by the Company.

      1.  ELECTION OF CLASS I DIRECTORS

          [_] FOR Arthur J. Denney      [_] WITHHOLD AUTHORITY to vote for
                                            Arthur J. Denney

          [_] FOR Norman H. Foster      [_] WITHHOLD AUTHORITY to vote for
                                            Norman H. Foster

      2. PROPOSAL TO AMEND THE MARKWEST HYDROCARBON, INC. 1996 STOCK INCENTIVE PLAN (THE "STOCK INCENTIVE PLAN") TO (i) INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK UNDERLYING AWARDS THAT MAY BE GRANTED TO AN ELIGIBLE PERSON WHO IS AN EMPLOYEE OF THE COMPANY AT THE TIME OF GRANT FROM 10,000 SHARES IN ANY ONE CALENDAR YEAR TO 20,000 SHARES IN ANY ONE CALENDAR YEAR, AND (ii) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN FROM 600,000 SHARES IN THE AGGREGATE TO 850,000 SHARES IN THE AGGREGATE.

               [_] FOR          [_] AGAINST          [_] ABSTAIN

      3. PROPOSAL TO AMEND THE MARKWEST HYDROCARBON, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (THE "NON-EMPLOYEE DIRECTOR PLAN") TO (i) INCREASE THE INITIAL GRANT UNDER THE NON-EMPLOYEE DIRECTOR PLAN TO A NEWLY-APPOINTED, NON-EMPLOYEE DIRECTOR OF THE COMPANY UPON THE DATE ON WHICH SUCH PERSON FIRST BECOMES A DIRECTOR FROM OPTIONS TO PURCHASE 500 SHARES OF COMMON STOCK TO OPTIONS TO PURCHASE 1,000 SHARES OF COMMON STOCK, AND (ii) PROVIDE FOR A RETROACTIVE GRANT, EFFECTIVE AS OF THE APPROVAL OF THE NON-EMPLOYEE DIRECTOR PLAN BY THE BOARD OF DIRECTORS ON JULY 31, 1996, OF OPTIONS TO PURCHASE 500 SHARES OF COMMON STOCK UNDER THE NON-EMPLOYEE DIRECTOR PLAN, WITH AN EXERCISE PRICE EQUAL TO THE INITIAL PUBLIC OFFERING PRICE OF $10 PER SHARE, TO EACH NON-EMPLOYEE DIRECTOR OF THE COMPANY AS OF SUCH DATE.

               [_] FOR          [_] AGAINST          [_] ABSTAIN

      4.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

          [_] FOR the ratification of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31,
              1997

          [_] WITHHOLD AUTHORITY to vote for the ratification of Price
              Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1997

      5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all of the above items.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

                                     Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.

                                     Date: ______________________________, 1997

                                     __________________________________________
                                                      Signature